Exhibit 99.1 INVESTOR DAY 2026 BUILDING THE NEXT CHAPTER OF AMERICAN FIREARMS LEADERSHIP NASDAQ: SWBI © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

FORWARD LOOKING STATEMENTS Certain statements in this presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the impact of tariffs; the potential for increased regulation of firearms and firearm- related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products and the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2026. 2 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

SMITH & WESSON INVESTOR DAY 2026

EXPERIENCED MANAGEMENT TEAM

Mark Smith
President & CEO

Deana McPherson
EVP, CFO & Treasurer

Kevin Maxwell
Sr. VP. GC,
CCO & Secretary

Kyle Tengwall
CMO,
Vice President, Corporate Strategy

Chad Patrick
Vice President,
Sales

Rachel Reel
Vice President,
Human Resources

Thale Barber
Vice President,
Operations

Venu Madduri
Vice President, Information Technologies,
CIO

Smith & Wesson Experience

82 Years
Total Combined

10 Years
Average Tenure

Broad Backgrounds

Bushnell
FEDERAL
EASTON
yoplait
Mercer
ECOLAB
Deloitte.
General Mills
Kimberly-Clark
BELL
wood.

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

SMITH & WESSON INVESTOR DAY 2026

BUILT FOR EVERY MARKET.

POSITIONED FOR EVERY CYCLE.

Since 2020, Smith & Wesson has transformed into a focused firearms manufacturer with broad growth platforms – streamlining operations, investing in capabilities, expanding into new categories, and building multiple avenues for future growth.

2020 | FOCUS

A Pure-Play Firearms Company

- Spin-off complete
- Singular focus on firearms
- Recommitment to core mission
- Capital allocation aligned to firearms growth

2022 | TRANSFORMATION

Building the Foundation

- Tennessee HQ and manufacturing investment
- Consolidation of operations
- Developed operational modernization roadmap

2023 | CAPABILITY EXPANSION

Modernizing the Operating Model

- Digital transformation initiatives
- Analytics and business intelligence investments
- Improved planning and decision-making capabilities

2024 | NEW PLATFORMS

Expanding Beyond Our Historical Core

- Lever-action category entry – Model 1854
- Bodyguard 2.0 launch
- Broader product architecture thinking

2025 | NEW CATEGORIES

Creating New Growth Lanes

- Suppressor growth strategy
- Hunting category expansion
- Professional market development – Academy revitalization

2026 | GROWTH PLATFORM

Built for the Next Decade

- +250 new SKUs introduced in FY26
- 38.1% of revenue from new products in FY26
- Core product expansion
- New platform development

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

4

FY26 YEAR IN REVIEW 1.1M $523.8M 37.7% Firearms shipped, a 12.7% increase YoY Net Revenue Growth > 10% YoY Increase in Net Income YoY $114.2M $60M $23.2M Cash generated from operations on strong working capital management Reduction in debt Dividends paid +1.2B +20 $21.4M Media impressions Industry awards for new products launched in Model 1854 sales Leading share of voice the last three years © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

WE DID NOT JUST GROW.

WE TOOK SHARE.


US COMMERCIAL UNIT SHARE
16%
14%
12%
10%
8%
6%
4%
12%
13%
15%
Q4 FY24
Q1 FY25
Q2 FY25
Q3 FY25
Q4 FY25
Q1 FY26
Q2 FY26
Q3 FY26
Q4 FY26
S&W
Competitor 1
Competitor 2
Competitor 3
Competitor 4

Source: Gearfire RetailBI™ retail point of sale information. This information has not been independently verified by Smith & Wesson Brands, Inc., which makes no representation, express or implied, as to the accuracy, completeness, or reliability of this information.

STRONGLY POSITIONED

17%

SHARE IN HANDGUN UNITS

- Maintain core category leadership
- Move up the value chain
- Expand professional

OUR OPPORTUNITY

6%

SHARE IN LONG GUN UNITS

- Maintain leadership position in Modern Sporting Rifles
- Grow into whitespace

SMITH & WESSON INVESTOR DAY 2026

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

6

SMITH & WESSON INVESTOR DAY 2026

SMALL ARMS GLOBAL MARKET SIZE

MULTIPLE RUNWAYS FOR FUTURE GROWTH

- ***2025 Global Total Addressable Market**: $8B - $10B
- ***Expected Growth**: ~4-6% CAGR through 2032
- ***Scope**: Handguns (~$3B), Rifles (~$3B), Shotguns (~$2B)

Smith & Wesson's Total Addressable Market Share is ~6%

*Management estimate, with AI assistance, using sources: Fortune Business Insights, NSSF Firearm Production & Economic Report, Small Arms Survey

Excludes state-restricted countries – China, Russia, Iran, etc.

For FY26, we did not derive any revenue from the US Military

*TOTAL ADDRESSABLE MARKET 2025 ESTIMATES


International Law Enforcement, 8%
International Military, 22%
US Commercial, 43%
International Commercial, 6%
US Law Enforcement, 5%
US Military, 16%

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

7

OUR PATH FORWARD GROWTH LANES STRENGTHENING PROFESSIONAL CORE CATEGORY CATEGORY SUPPRESSOR CUSTOMER MARKET LEADERSHIP EXPANSION GROWTH RELATIONSHIPS EXPANSION 8 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

SMITH & WESSON INVESTOR DAY 2026

PROTECTING AND EXTENDING

CORE CATEGORY LEADERSHIP

Leadership categories are the foundation that funds future growth.

- Strong positions in core categories create scale advantages.
- Brand trust with consumers built over decades can be reinforced through continuous innovation.
- Maintaining leadership positions allows us to expand into adjacent opportunities from a position of strength.

HOW WE WIN

- Continuous innovation
- Platform enhancements
- Premium offerings



PROOF WE'RE EXECUTING

New products driving 38.1% of sales

#1 position in handguns (units)

#1 position in MSRs (units)

ASPs (all products) have grown 39.1% since 2020

Bodyguard 2.0 top selling pistol since July 2024 launch

Performance Center sales (all products) grew 88.8% since 2020

Ongoing revolver innovation

Source: Gearfire RetailBI™ retail point of sale information. This information has not been independently verified by Smith & Wesson Brands, Inc., which makes no representation, express or implied, as to the accuracy, completeness, or reliability of this information.

Information is for FY26

Handguns = pistol and revolvers

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

9

WINNING MORE WITHIN THE LARGEST PART OF THE MARKET STRENGTHENING CUSTOMER RELATIONSHIPS We are focused on continuing our momentum in the markets we know best. • Commercial firearms remains the largest portion of our business today. PROOF WE’RE EXECUTING • Modest share gains in large categories can create outsized financial impact. Strategic accounts grew at a rate of 30% • Customer relationships, product innovation, and brand strength remain important differentiators. Customized growth plans with key partners Established dashboards and account growth tracking HOW WE WIN Ongoing rollout of new products and line extensions • Strategic account management Executed winning at retail strategy Over 400 retail branding installations • Winning at retail programs • Accelerated new product introduction cadence 10 Information is for FY26 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

SMITH & WESSON INVESTOR DAY 2026

GOING BEYOND COMMERCIAL FIREARMS

PROFESSIONAL MARKET EXPANSION

Professional customers represent one of the largest opportunities to deepen our participation in the firearms ecosystem beyond traditional commercial demand.

- LE agency, military, and international customers value long-term relationships, performance, training, and support—not just products.
- Professional requirements drive high standards across product development, quality, manufacturing, and support.
- The same capabilities that drive success in the commercial market—innovation, manufacturing flexibility, and brand trust—can be leveraged across professional markets.

HOW WE WIN

- Dedicated Law Enforcement and international support
- Purpose-built go-to-market strategies
- Strategic partnerships and Law Enforcement agency engagement



PROOF WE'RE EXECUTING

Over 625 agencies shipped last year

58,000 units shipped into the professional channel in FY26

Currently active in 116 countries

S&W Academy revitalization

Recent wins - International
Ghana Armed Forces
Republic of Georgia – Department of Justice
South Korea - Korean National Police Agency

Recent wins - Domestic Law Enforcement
California Highway Patrol
San Francisco PD
Cincinnati PD
Ohio State Patrol
Montana Highway Patrol
Oregon State Police
Houston PD

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

11

ENTERING INTO NEW CATEGORIES CATEGORY EXPANSION Some of the most attractive growth opportunities are found in categories where consumer demand already exists, but our current participation remains modest. • We have one of the most recognized brands in the industry. • Many adjacent categories are served by the same retailers and distributors, and serve the same consumers who already purchase Smith & Wesson products. PROOF WE’RE EXECUTING • Success in new categories meaningfully expands our revenue opportunity without depending solely on growth in our core Model 1854 created credibility in lever-action rifles handgun and Modern Sporting Rifles/carbine markets. *We’ve shipped +68,000 units since launch Broadened portfolio to 21 SKUs Hunting-focused roadmap expansion continues HOW WE WIN • Enter adjacent categories that align with brand credibility • Leverage existing trust with distribution and consumers • Follow platform-based roadmaps rather than one-off products 12 *Ending date of 4/30/2026 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

BUILDING A LONG-TERM SUPPRESSOR GROWTH PLATFORM SUPPRESSOR GROWTH Suppressors represent an adjacent category with strong consumer overlap and increasing importance within the shooting ecosystem. • Suppressor consumers participate in the same purchase journey as many consumers of our core products. • Fastest growing subsegment in firearms industry – estimated between $700M to $950M* in the U.S. since the NFA tax PROOF WE’RE EXECUTING stamp fee was eliminated on January 1, 2026. Gemtech integration with Smith & Wesson • Suppressors can create opportunities for broad system- oriented solutions rather than standalone product sales. 95.6% growth in revenue in the first six months of calendar 2026, after removal of tax stamp Expanding product roadmap focused on innovation HOW WE WIN • Build category awareness • Develop stronger consumer understanding • Create a system-based approach around products 13 *Source: NSSF, American Suppressor Association © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

OUR PILLARS FOR SUCCESS NON-NEGOTIABLES Quality KEYS TO SUCCESS Cost Increased Market Share EFFICIENCY Execution MARKETING FLEXIBLE THROUGH Business Simplicity DRIVEN MANUFACTURING AUTOMATION Compliance Market Leading Portfolio nd 2 Amendment Shareholder Return Safety Business Ethics FOUNDATION ENGAGED EMPLOYEES AND CULTURE 14 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

SMITH & WESSON INVESTOR DAY 2026

OUR MARKETING-DRIVEN APPROACH

AMPLIFIES EVERY GROWTH OPPORTUNITY

#1 *Brand Trust*	**#1** *Reliability*	**#1** *Brand Awareness*
#1 *High Quality*	**#1** *Share of Voice*	**#1** *Tried/Owned Brand*
#1 *Willingness to Recommend*	**#1** *Social Media Engagement*	**#1** *Easy to Use*

Source: InfoManiacs Attitude and Usage Study, December 2025


TRADESHOWS AND EVENTS
ADVERTISING
TRADITIONAL MEDIA
GUN BUYER
WEBSITE
SOCIAL MEDIA
INNOVATION
WINNING AT RETAIL

Consumers engage with Smith & Wesson before, during, and after purchase, creating a durable competitive advantage that supports category expansion, commercial share growth, professional market development, suppressors, e-commerce, and leadership positions.

© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

15

BUILT FOR GROWTH. BUILT FOR ANY BUSINESS ENVIRONMENT FLEXIBLE Faster ramp-up Faster ramp-down MANUFACTURING Improved capital utilization Reduced inventory risk OPERATIONAL DIGITAL BETTER RESILIENCY TRANSFORMATION DECISION-MAKING • Infrastructure modernization • Tennessee headquarters investment• Business intelligence • Analytics modernization • Consolidation of operations• Dashboard expansion • Sales & Operations Planning (S&OP) • Supply chain partnerships• Faster access to information modernization Efficiency is not a single initiative—it is the cumulative result of operating, technology, and facility investments made over several years. 16 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

Using automation and analytics to EFFICIENCY THROUGH improve quality, throughput, and AUTOMATION decision-making. BUSINESS OPERATIONS ANALYTICS PROCESSES • Expansion of Robotics / Automated Cells• Master Data Standardization• Business reporting drill down capabilities • Best-in-class Distribution & Logistics• Leveraging AI for Functional Dashboards• Self-serve reporting • Leveraging AI for Quality Systems• Automated Reporting / Data Extracts• Faster trend analysis Technology investments are helping us reduce manual effort, improve visibility, strengthen quality, and create a more scalable operating model. 17 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED. SMITH & WESSON INVESTOR DAY 2026

SMITH & WESSON INVESTOR DAY 2026

OUR BRAND

HAS MORE MOMENTUM THAN EVER

175th Anniversary
Celebrating one of America's most iconic brands
- 175-year milestone reinforces heritage, trust, and authenticity
- Creates opportunities for consumer engagement

Smith & Wesson Academy
Extending the brand beyond products into education and experience
- Academy expansion and support initiatives underway

New Category Expansion
Bringing the brand to new consumers and new use cases
- Lever-actions
- Suppressors
- Hunting category growth initiatives

Product Innovation
Keeping the brand relevant through continuous innovation
- Bodyguard 2.0
- Model 1854
- Carry Comp family


Smith & Wesson
AN AMERICAN STORY


Smith & Wesson





© 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.

18

QUESTIONS? 19 © 2026 SMITH & WESSON BRANDS, INC. ALL RIGHTS RESERVED.